EXHIBIT 10.1


                         FIRST  AMENDMENT  dated  as of  March  31,  2003  (this
                    "Amendment") to the Competitive Advance and Revolving Credit Facility Agreement dated as of October 24, 2001 (the "Credit Agreement"), among CITIZENS COMMUNICATIONS COMPANY, a corporation organized under the laws of the State of Delaware (the "Borrower"), the lenders party thereto (the "Lenders") and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.

               WHEREAS, the Borrower has requested that the Lenders agree to amend the Credit Agreement in the manner set forth herein, and the Required Lenders are willing, on the terms and subject to the conditions set forth herein, to agree to such amendment.

               NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

               SECTION 1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement, as amended hereby.

               SECTION 2. Amendment of the Credit Agreement. Effective as of the Effective Date (as defined in Section 5), the Credit Agreement is amended as follows:

               (a)  Amendment  of  Section  1.01.  Section  1.01  of the  Credit
          Agreement  is  amended  by  adding  the   following   definitions   in
          appropriate alphabetical order:

                    "Consolidated   EBITDA"   shall   mean,   for  any   period,
               Consolidated Net Income for such period plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (i) consolidated interest expense for such period, (ii) consolidated income tax expense for such period, (iii) all amounts attributable to depreciation and amortization for such period, (iv) dividends on preferred stock,
               (v) losses attributable to minority interests, (vi) investment losses, (vii) any nonrecurring charges for such period relating to severance costs, restructuring costs or acquisition assimilation expenses, (viii) any extraordinary charges or non-cash charges for such period (provided that any cash payment made with respect to any such non-cash charge shall be subtracted in computing Consolidated EBITDA during the period in which such cash payment is made) and (ix) net losses in connection with the early retirement of debt and minus (b) without duplication and to the extent included in determining such Consolidated Net Income,
               (i) income or gains attributable to minority interests, (ii) investment income and (iii) any extraordinary gains or non-cash gains for such period, all determined on a consolidated basis in accordance with GAAP. For purposes of calculating Consolidated EBITDA for any period of four consecutive fiscal quarters (each, a "Reference Period") in connection with any determination of the Leverage Ratio, if after the first day of such Reference Period and on or prior to any date on which the Leverage Ratio is to be determined the Borrower or a consolidated Subsidiary shall have effected a Material Transaction, Consolidated EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto (without giving effect to cost savings not actually realized), as determined reasonably and in good faith by a Financial Officer, as if such Material Transaction occurred on the first day of such Reference Period. As used in this definition, `Material Transaction' means any acquisition or disposition outside the ordinary course of business of any property or assets that (x) constitute assets comprising all or substantially all of an operating unit of a business or equity interests of a Person representing a majority of the ordinary voting power or economic interests in such Person that are represented by all its outstanding capital stock and (y) involves aggregate consideration in excess of $50,000,000. Notwithstanding the foregoing, Consolidated EBITDA for any period shall not in any event be calculated to include the operations, income or expenses of any Non-Recourse Joint Venture, except to the extent of dividends or other distributions actually paid to the Borrower or any of its consolidated Subsidiaries (other than Non-Recourse Joint Ventures) during such period."

                    "Consolidated  Net Income" shall mean,  for any period,  the net income or loss of the Borrower and its consolidated Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded
               (a) the income of any Non-Recourse Joint Venture or any other Person (other than the Borrower) in which any other Person (other than the Borrower or any consolidated Subsidiary of the Borrower or any director holding qualifying shares in compliance with applicable law) owns an equity interest, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or any of its consolidated Subsidiaries (other than Non-Recourse Joint Ventures) during such period, and (b) (except as otherwise specified in the definition of Consolidated EBITDA in connection with Material Transactions), the income or loss of any Person accrued prior to the date it becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any Subsidiary of the Borrower or the date that such Person's assets are acquired by the Borrower or any Subsidiary of the Borrower."

                    "Leverage  Ratio" means, on any date, the ratio of (a) Total
               Indebtedness as of such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower most recently ended on or prior to such date."

                    "Total  Indebtedness"  means,  as of any date, the aggregate principal amount of Indebtedness of the Borrower and its consolidated Subsidiaries outstanding as of such date, in the amount and only to the extent that such Indebtedness would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP, minus the amount of cash and cash equivalents in excess of $50,000,000 that would be reflected on such balance sheet; provided, however, that Total Indebtedness shall not include (i) Non-Recourse Joint Venture Indebtedness, (ii) the equity units consisting of a 6.75% senior note due 2006 and a warrant for the common stock of the Borrower (the "6.75% Equity Units") and (iii) the 5% Company Obligated Mandatorily Redeemable Convertible Preferred Securities due 2036 (the "EPPICS")."

               (b) Amendment of Section 5.02. Section 5.02 of the Credit Agreement is amended by redesignating paragraphs (c), (d), (e) and (f) as paragraphs (d), (e), (f) and (g), respectively, and by adding a new paragraph (c) to read as follows:

                    "(c) concurrently with any delivery of financial  statements under paragraph (a) or (b) of this Section, a certificate of a Financial Officer of the Borrower (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto and (ii) setting forth reasonably detailed calculations (including with respect to any pro forma effect given to a Material Transaction) demonstrating compliance with
               Section 6.07 as of the last day of the most recent fiscal quarter covered by such financial statements;"

               (c) Amendment of Section 6.07. Section 6.07 is hereby amended to read in its entirety as follows:

                    "SECTION 6.07. Leverage Ratio".

                    Permit the Leverage  Ratio on any date during any period set forth below to exceed the ratio set forth opposite such period:


                  Period                                           Ratio
                  From December 31, 2002, through               4.50 to 1.0
                  December 30, 2003
                  From December 31, 2003, through               4.25 to 1.0
                  December 30, 2004
                  December 31, 2004 and thereafter              4.00 to 1.0"

                    SECTION  3. No Other  Amendments;  Confirmation.  Except  as
               expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby.

                    SECTION 4. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as of the date hereof:

                         (a) No Default or Event of Default has  occurred and is
                    continuing.

                         (b) The  execution,  delivery  and  performance  by the
                    Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority). The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general principles or equity, including an implied covenant of good faith and fair dealing.

                         (c) All  representations and warranties of the Borrower
                    contained in the Credit Agreement are true and correct in all material respects as of the date hereof (except with respect to representations and warranties expressly made only as of an earlier date, which representations were true and correct in all material respects as of such earlier date).

                    SECTION 5. Effectiveness. This Amendment shall become effective retroactively to March 31, 2003 on the date (the "Effective Date") on which the Administrative Agent shall have received counterparts hereof duly executed and delivered by the Borrower and the Required Lenders.

                    SECTION 6. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

                    SECTION 7. Governing Law;  Counterparts.  (a) This Amendment
               and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                         (a) This  Amendment  may be  executed by one or more of
                    the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                    SECTION 8. Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                    CITIZENS COMMUNICATIONS COMPANY,

                        by   /s/ Donald B. Armour
                            ----------------------------
                            Name:  Donald B. Armour
                            Title: Senior Vice President, Finance and Treasurer


                    JPMORGAN CHASE BANK,
                    individually and as Administrative Agent,

                        by   /s/ Joan M. Fitzgibbon
                            ----------------------------
                            Name:  Joan M. Fitzgibbon
                            Title: Managing Director

                                                        SIGNATURE PAGE FOR
                                                        FIRST AMENDMENT TO
                                           CITIZENS COMMUNICATIONS COMPANY
                                                          CREDIT AGREEMENT
                                              DATED AS OF OCTOBER 24, 2001



                           To Approve this Amendment:


                           Institution: JP Morgan Chase Bank
                                        --------------------


                           by    /s/ Joan Fitzgibbon
                                ----------------------------
                                Name:  Joan Fitzgibbon
                                Title: Managing Director

                                                        SIGNATURE PAGE FOR
                                                        FIRST AMENDMENT TO
                                           CITIZENS COMMUNICATIONS COMPANY
                                                          CREDIT AGREEMENT
                                              DATED AS OF OCTOBER 24, 2001



                           To Approve this Amendment:


                           Institution: Citibank, N.A.
                                        ------------------------


                           by   /s/ Thomas Labergere
                                -----------------------------
                                Name:   Thomas Labergere
                                Title:  Vice President

                                                        SIGNATURE PAGE FOR
                                                        FIRST AMENDMENT TO
                                           CITIZENS COMMUNICATIONS COMPANY
                                                          CREDIT AGREEMENT
                                              DATED AS OF OCTOBER 24, 2001



                           To Approve this Amendment:


                           Institution:  Bear Stearns Corporate Lending Inc.
                                        ------------------------------------


                           by   /s/ Victor Bulzacchelli
                               -----------------------------------
                                Name:   Victor Bulzacchelli
                                Title:  Authorized Signatory

                                                        SIGNATURE PAGE FOR
                                                        FIRST AMENDMENT TO
                                           CITIZENS COMMUNICATIONS COMPANY
                                                          CREDIT AGREEMENT
                                              DATED AS OF OCTOBER 24, 2001



                           To Approve this Amendment:


                           Institution:  Toronto Dominion (Texas) Inc.
                                        ---------------------------------


                           by   /s/ Lynn Chasin
                               --------------------------------------
                                Name:   Lynn Chasin
                                Title:  Vice President

                                                        SIGNATURE PAGE FOR
                                                        FIRST AMENDMENT TO
                                           CITIZENS COMMUNICATIONS COMPANY
                                                          CREDIT AGREEMENT
                                              DATED AS OF OCTOBER 24, 2001



                           To Approve this Amendment:


                           Institution:  Mizuho Corporate Bank, Limited
                                        ---------------------------------


                           by   /s/ Mark Gronich
                               --------------------------------------
                                Name:   Mark Gronich
                                Title:  Vice President

                                                        SIGNATURE PAGE FOR
                                                        FIRST AMENDMENT TO
                                           CITIZENS COMMUNICATIONS COMPANY
                                                          CREDIT AGREEMENT
                                              DATED AS OF OCTOBER 24, 2001



                           To Approve this Amendment:


                           Institution:  Bank One, N.A.
                                        ---------------------------------


                           by   /s/ Jennifer L. Jones
                               --------------------------------------
                                Name:   Jennifer L. Jones
                                Title:  Director

                                                        SIGNATURE PAGE FOR
                                                        FIRST AMENDMENT TO
                                           CITIZENS COMMUNICATIONS COMPANY
                                                          CREDIT AGREEMENT
                                              DATED AS OF OCTOBER 24, 2001



                           To Approve this Amendment:


                           Institution:  Bank of America, N.A.
                                        ---------------------------------


                           by   /s/ Michael Pavell
                               --------------------------------------
                                Name:   Michael Pavell
                                Title:  Principal

                                                        SIGNATURE PAGE FOR
                                                        FIRST AMENDMENT TO
                                           CITIZENS COMMUNICATIONS COMPANY
                                                          CREDIT AGREEMENT
                                              DATED AS OF OCTOBER 24, 2001



                           To Approve this Amendment:


                           Institution:  Mellon Bank, N.A.
                                        ---------------------------------


                           by   /s/ Thomas J. Tarasovich, Jr.
                               --------------------------------------
                                Name:   Thomas J. Tarasovich, Jr.
                                Title:  Assistant Vice President